DIREXION SHARES ETF TRUST
DIREXION DAILY NVDA BEAR 1X SHARES
(the “Fund”)

Supplement dated September 8, 2023
to the Prospectus and the
Statement of Additional Information (“SAI”),
each dated February 28, 2023, as last supplemented

Effective immediately, the trading symbol for the Fund listed below will be as follows:
Fund	Ticker Symbol
Direxion Daily NVDA Bear 1X Shares	NVDD
For more information, please contact the Fund at (866) 476-7523.

Please retain this Supplement with your Prospectus and SAI.